UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 12, 2013

TANGER FACTORY OUTLET CENTERS, INC.
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408
(Address of principal executive offices) (Zip Code)

(336) 292-3010
(Registrants' telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant is filing this Current Report on Form 8-K/A solely to replace Exhibit 99.2 attached to the Form 8-K filed by the Registrant on February 12, 2013. The revised Exhibit 99.2 attached hereto corrects an error in the supplemental operating and financial information for the quarter ended December 31, 2012. The table entitled External Growth Pipeline Summary within the original Exhibit 99.2 inaccurately reported the projected total cost for the new development in Kanata, Ontario. The correct range of projected total costs for this development, as reflected in the revised Exhibit 99.2, is $115 million to $125 million. The information contained in this Current Report on Form 8-K/A, including Exhibit 99.2, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.2	Supplemental operating and financial information of the Company as of and for the quarter ended December 31, 2012.

The following exhibit is included with this Report:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2013

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer